------------------------

                                      SELIGMAN
           -----------------------------------
                                  COMMON STOCK              [Graphic Omitted]
                                    FUND, INC.










                                                       ------------------------

                                                             ANNUAL REPORT

                                                           DECEMBER 31, 2001

                                                             ------o------

                                                           SEEKING FAVORABLE
                                                          CURRENT INCOME AND
                                                           LONG-TERM GROWTH
                                                          OF BOTH INCOME AND
                                                           CAPITAL WITHOUT
                                                          EXPOSING CAPITAL TO
                                                              UNDUE RISK



                                                                [Logo]
                                                        J. & W. SELIGMAN & CO.
                                                              INCORPORATED
                                                             ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

....VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

[Graphic Omitted]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TABLE OF CONTENTS

To the Shareholders .................................    1
Interview With Your Portfolio Managers ..............    2
Performance Overview ................................    4
Portfolio Overview ..................................    6
Portfolio of Investments ............................    8
Statement of Assets and Liabilities .................   10
Statement of Operations .............................   11

Statements of Changes in Net Assets .................   12
Notes to Financial Statements .......................   13
Financial Highlights ................................   17
Report of Independent Auditors AND
  For More Information ..............................   19
Directors and Officers of the Fund ..................   20
Glossary of Financial Terms .........................   24

TO THE SHAREHOLDERS

For the year ended December 31, 2001, Seligman Common Stock Fund delivered a total return of -13.40%, based on the net asset value of Class A shares. This compares to a total return of -11.88% for the Standard & Poor's 500 Composite Stock Index (S&P 500) and -5.64% for the Lipper Equity Income Funds Average during the same time period. Like the S&P 500, the other major equity indices also ended 2001 in negative territory, with the Nasdaq Composite Index returning -21.05%, and the Dow Jones Industrial Average posting a -7.10% total return for the one-year period.

The Federal Reserve Board cut the federal funds rate on 11 occasions during 2001 in an effort to restart the economy. Interest rates, which began the year at 6.50%, had been cut to 1.75% by year-end. The September 11 terrorist attacks caused a sharp drop in stock prices, but the market soon recouped those losses. While the attacks inflicted a serious economic blow, the US economy had already entered into a recession starting in March 2001, according to the National Bureau of Economic Research. The September 11 attacks and rising unemployment did cause consumer spending to pull back slightly, but, overall, the consumer remained strong, helped by lower interest rates and lower energy prices.

Looking ahead, we believe that much of the downturn is behind us. The National Association of Purchasing Managers Index has reversed its downward trend. Preliminary reports suggest that the economy actually expanded slightly during the fourth quarter, and the stock market, which was volatile throughout 2001, staged a rally during that three-month period. Businesses, having instituted cost-cutting measures, should begin to meet and perhaps exceed earnings targets. Business inventories have been reduced, and an increase in demand could spur new manufacturing activity and help profits. Lower tax rates should also provide a constructive environment for growth.

While we expect continued uncertainty, we are optimistic that the US economy will both adapt to any challenges that lie ahead and resume economic expansion. This bodes well for your Fund, whose portfolio has been repositioned to invest in sectors that should benefit from a recovery, including consumer cyclicals and certain areas of technology.

We continue to encourage shareholders to work closely with their financial advisors. Maintaining a long-term strategy implemented by a professional can take much of the emotion out of investing. As some investors learned during the heavy selling that followed the reopening of the financial markets on September 17, short-term financial decisions based upon emotion can negatively impact an otherwise sound investment strategy.

We are pleased to introduce Ben-Ami Gradwohl and David Guy as Co-Portfolio Managers of Seligman Common Stock Fund. Ben-Ami and David head up Seligman Disciplined Investment Group, which was formed last fall by the merger of two existing investment teams at J. & W. Seligman. This merger will increase the investment resources available to the Fund, and we are confident that this will result in improved investment performance going forward.

Thank you for your continued support of Seligman Common Stock Fund. A discussion with your Portfolio Managers, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter.

By order of the Board of Directors,



/s/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman

                                 /s/ BRIAN T. ZINO
                                 -----------------
                                 Brian T. Zino
                                 President

February 15, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
BEN-AMI GRADWOHL AND DAVID GUY

Q: HOW DID SELIGMAN COMMON STOCK FUND PERFORM DURING THE TWELVE MONTHS ENDED DECEMBER 31, 2001?

A: For the twelve months ended December 31, 2001, Seligman Common Stock Fund posted a total return of -13.40% based on the net asset value of Class A shares. During the same time period, the Standard & Poor's 500 Composite Stock Index (S&P 500) returned -11.88%, while the Lipper Equity Income Funds Average returned -5.64%.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS TIME?

A: The US economy weakened significantly during 2001, falling into a recession in March, according to the National Bureau of Economic Research. Among the problems was a sharp pullback in capital spending by businesses, whose profits came under severe pressure. The manufacturing sector in general, and technology companies in particular, were hurt by the lack of business spending. Many companies responded to weak demand and decreased earnings by instituting layoffs, which in turn caused the unemployment rate to rise to levels not seen since the last recession. The Federal Reserve Board lowered interest rates on 11 occasions during 2001, reducing the federal funds rate to 1.75% from 6.50% during the course of the year, hoping to reverse the economic slide. Consumers remained more resilient than businesses, helped by lower interest rates and a wave of mortgage refinancings. The September 11 terrorist attacks exacerbated an already difficult economic situation, but they may have had the effect of speeding up the correction process in the economy. The stock market regained its post-September 11 losses, and the economy has recently shown signs of strength.

Q: WHAT WAS YOUR INVESTMENT STRATEGY DURING 2001, AND WHAT CHANGES ARE CONTEMPLATED GOING FORWARD?

A: Seligman Common Stock Fund's largest holdings at the end of the period were in financials, health care, and retailing. Throughout 2001, the Fund's portfolio was repositioned to anticipate a rebound in the US economy, something we think will occur later in the year. Because an economic upturn is impossible to time precisely, it is important for the Fund to be invested in advance; once the rebound is underway, it would likely be too late to take full advantage. The Fund's portfolio became less defensive in 2001, and more weighted toward stocks that tend to benefit from an environment of accelerating economic growth. Specifically, the Fund added to its holdings in the retail, paper and forest products, and telecommunications services sectors. Also, anticipating an increase in advertising sales, the Fund added some names in the media sector. During the period under review, holdings in the areas of electronic technology, communications equipment, and energy were reduced. (During 2000 and 2001, the Fund did not hold shares of Enron.) Going forward, the Fund's portfolio will be constructed using a combination of quantitative and analytical approaches, along with fundamental investment analysis. Using a quantitative model allows for the


A TEAM APPROACH

Seligman Common Stock Fund is managed by the Seligman Disciplined Investment Group, headed by Ben-Ami Gradwohl and David Guy. They are assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying companies in specific industry groups that offer the greatest total return potential, consistent with the Fund's objective. Group members include Bettina Abrams, Jackson Chow, Frank Fay, Amy Fujii, Ray Lam, David Levy, Michael McGarry, Hendra Soetjahja, Jonathan Roth, Brian Turner, and Nancy Wu.

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
BEN-AMI GRADWOHL AND DAVID GUY

    evaluation of a large number of companies with a great degree of objectivity, while seeking to reduce the risk of the portfolio relative to its benchmark, the S&P 500. At the same time, management of the Fund's portfolio will continue to be active, with an emphasis on bottom-up stock picking based on in-depth company research. The focus will remain on finding reasonably valued stocks with strong earnings. Individual stocks will still be judged by forward-looking indicators such as earnings acceleration, revenue, and cash flow. In terms of performance, our goal is to minimize volatility and maximize consistency.

Q:  WHAT SECTORS CONTRIBUTED POSITIVELY TO PORTFOLIO PERFORMANCE?

A: Health care was a strong performer for the Fund during the year, particularly the medical product stocks. Consumer cyclicals also performed well and added positively to performance. Returns were also helped by good stock picking in the software and services sector.

Q:  WHAT SECTORS DETRACTED FROM PORTFOLIO PERFORMANCE?

A: The areas that detracted most from performance during 2001 were the energy sector (specifically natural gas and utilities) and consumer staples. The Fund's overweighting in technology also hurt performance overall, particularly during the third quarter, although the sector rebounded quite strongly during the fourth quarter.

Q:  WHAT IS YOUR OUTLOOK FOR 2002?

A: In 2002, we expect the economy to strengthen and begin to accelerate, most likely during the second half of the year. The economy is likely to be helped by the combination of an accommodative Fed policy, increased government spending, lower tax rates, and continued strong consumer spending. There have been fewer earnings disappointments, and we believe this is a positive sign that the economy may have turned the corner. Stock markets, which rallied during the fourth quarter of 2001, have historically anticipated economic rebounds.

    The manufacturing sector and other areas of the economy that have been hit hardest by the downturn could continue to face difficulties over the short term. We think some sectors of the economy will recover more quickly than others. For example, cyclicals and basic materials are likely to benefit from an upswing. We believe that technology, which has suffered significantly during the past two years, is poised for a recovery, albeit an uneven one (consumer electronics and PCs will likely see more growth than telecommunications). Businesses, having scaled back capital spending and instituted cost-cutting measures, will likely increase their expenditures in 2002 if they feel confident the economic picture has brightened. After the declines of 2000 and 2001, a third consecutive year of negative stock market performance would be almost unprecedented. We believe that Seligman Common Stock Fund, having positioned its portfolio to benefit from an economic recovery, will enjoy a more successful 2002.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2001

                                                                                       AVERAGE ANNUAL
                                                               --------------------------------------------------------------------
                                    CLASS I                                                       CLASS B      CLASS C    CLASS D
                                     SINCE                                                         SINCE        SINCE      SINCE
                                   INCEPTION       SIX           ONE         FIVE        10      INCEPTION    INCEPTION  INCEPTION
                                   11/30/01*      MONTHS*        YEAR        YEARS      YEARS     4/22/96      5/27/99     5/3/93
                                   ---------     --------      --------    --------   --------- ------------------------------------

CLASS A**
With Sales Charge                      n/a        (11.63)%      (17.52)%     2.56%       7.68%     n/a            n/a        n/a
Without Sales Charge                   n/a         (7.25)       (13.40)      3.56        8.21      n/a            n/a        n/a

CLASS B**
With CDSC+                             n/a        (12.21)       (18.29)      2.49         n/a     3.91%           n/a        n/a
Without CDSC                           n/a         (7.59)       (13.98)      2.77         n/a     4.02            n/a        n/a

CLASS C**
With Sales Charge and CDSC             n/a         (9.46)       (15.72)       n/a         n/a      n/a          (9.27)%      n/a
Without Sales Charge and CDSC          n/a         (7.59)       (14.04)       n/a         n/a      n/a          (8.92)       n/a

CLASS D**
With 1% CDSC                           n/a         (8.51)       (14.90)       n/a         n/a      n/a            n/a        n/a
Without CDSC                           n/a         (7.59)       (14.04)      2.78         n/a      n/a            n/a       6.77%

CLASS I**                             0.17%          n/a           n/a        n/a         n/a      n/a            n/a        n/a
LIPPER EQUITY INCOME
  FUNDS AVERAGE**                     1.69         (3.44)        (5.64)      8.38       11.19     9.28           0.29      10.72
S&P 500***                            0.88         (5.56)       (11.88)     10.70       12.94    12.24++        (2.95)     13.74++


NET ASSET VALUE                                                         DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION
                                                                        FOR THE YEAR ENDED DECEMBER 31, 2001

            DECEMBER 31, 2001    JUNE 30, 2001   DECEMBER 31, 2000      DIVIDENDS PAID                  CAPITAL GAIN (LOSS)
            -----------------    -------------   -----------------      --------------                  ------------------
CLASS A           $11.55            $12.50             $13.41                $0.06       REALIZED            $(0.841)
CLASS B            11.44             12.38              13.30                   --       UNREALIZED            1.394(o)
CLASS C            11.45             12.39              13.32                   --
CLASS D            11.45             12.39              13.32                   --
CLASS I            11.55               n/a               n/a                  0.02

   Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. An investment in this Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

--------------
  * Returns for periods of less than one year are not annualized.

 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. There is no sales charge on Class I shares.

*** The Lipper Equity Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Equity Income Funds Average and the S&P 500 exclude the effect of taxes, fees and sales charges. The monthly performances of the Lipper Equity Income Funds Average are used in the Performance Overview. Investors cannot invest directly in an index.

  + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.

 ++ From April 26, 1996.

+++ From May 6, 1993.

(o) Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2001.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Common Stock Fund Class A shares with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 2001, to a $10,000 investment made in the Lipper Equity Income Funds Average and Standard & Poor's 500 Composite Stock Price Index (S&P 500) for the same period. The performances of Seligman Common Stock Fund Class B, Class C, Class D, and Class I shares are not shown in this chart but are included in the table on page 4. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Lipper Equity Income Funds Average and the S&P 500 exclude the effect of taxes, fees and/or sales charges.

[Table below represents line chart in the printed piece]

                    SELIGMAN                                     LIPPER EQUITY
            COMMON STOCK FUND CLASS A      COMMON STOCK          INCOME FUNDS
               WITH SALES CHARGE         W/O SALES CHARGE          AVERAGE         S&P 500
            -------------------------    ----------------       --------------     --------
12/31/91            9521.63                  10000                    10000         10000
                    9680.82                  10167.2                  10054         9747
                    9742.74                  10232.2                  10327.5       9932.19
                    10012.6                  10515.6                  10602.4       10245.1
12/31/92            10555.8                  11086.1                  11059.2       10760.4
                    11068                    11624                    11757.3       11230.6
                    11334.4                  11903.8                  11901.6       11285.6
                    11619.2                  12202.9                  12385.9       11576.8
12/31/93            12123.8                  12732.9                  12585.5       11845.4
                    11554.5                  12135                    12129.1       11396.5
                    11615.7                  12199.2                  12258.5       11444.3
                    12072.2                  12678.7                  12740.5       12003.9
12/31/94            11894.8                  12492.3                  12490         12001.5
                    12906.9                  13555.3                  13501.1       13170.5
                    13845.3                  14540.8                  14397.5       14428.3
                    14720.4                  15459.9                  15396.6       15575.3
12/31/95            15245.6                  16011.4                  16377.1       16513
                    16018.8                  16823.5                  17105.2       17399.7
                    16585.7                  17418.9                  17581         18181
                    16719.4                  17559.3                  18006.4       18742.7
12/31/96            17599.3                  18483.4                  19308.9       20305.9
                    17868.3                  18765.9                  19685.9       20850.1
                    20623.7                  21659.7                  22187         24490.5
                    22026.2                  23132.7                  23951.2       26324.9
12/31/97            21748.5                  22841.1                  24613.9       27080.9
                    24261.3                  25480.1                  27081.4       30858.7
                    24188                    25403.1                  26859.5       31877
                    22310.3                  23431.1                  24273.9       28705.3
12/31/98            25531.5                  26814.1                  27499.9       34819.5
                    25262                    26531.1                  27381.6       36553.5
                    27525.2                  28907.9                  29849.1       39130.5
                    24728.2                  25970.4                  27370.8       36684.9
12/31/99            26505.4                  27836.9                  28637.8       42143.6
                    26436.4                  27764.4                  28529.8       43108.6
                    26228.1                  27545.7                  28216.8       41962
                    26318.1                  27640.2                  29854.7       41554.9
12/31/00            24207.2                  25423.2                  30598.3       38305.3
                    21391.1                  22465.7                  28708.6       33762.3
                    22600.7                  23736                    29900.7       35737.4
                    18879                    19827.4                  26866.9       30491.2
12/31/01            20962.7                  22015.8                  28873         33750.7

   The performances of Class B, Class C, Class D, and Class I shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2001

                                                                                                            PERCENT OF NET ASSETS
                                                                                                                 DECEMBER 31,
                                                                                                            ---------------------
                                                             ISSUES         COST                VALUE          2001        2000
                                                             ------    -------------        ------------    ---------    --------
COMMON STOCKS:
   Capital Goods ........................................       3       $ 24,492,294        $ 34,409,099          7.2       7.4
   Chemicals ............................................       1          8,262,300           8,265,542          1.7       0.5
   Commercial Services and Supplies .....................      --                 --                  --         --         1.9
   Communications Equipment .............................       1          7,160,608           6,390,135          1.3       3.0
   Computers and Peripherals ............................       3         19,569,622          15,072,064          3.2       3.0
   Consumer Staples .....................................       4         24,917,455          26,644,784          5.6       5.1
   Electronic Equipment and Instruments .................       1          5,518,510           4,575,808          1.0       0.9
   Energy ...............................................       5         25,609,155          33,032,557          6.9      10.8
   Financials ...........................................       9         49,028,699          81,068,068         17.0      21.1
   Health Care ..........................................       7         45,871,405          66,293,041         13.9      15.0
   Hotels, Restaurants and Leisure ......................       1          5,260,403           4,343,175          0.9       1.2
   Media ................................................       6         38,385,227          32,211,113          6.7       1.4
   Paper and Forest Products ............................       2         12,911,746          12,966,494          2.7       0.5
   Retailing ............................................       6         42,205,525          43,145,481          9.0       3.3
   Semiconductor Equipment and Products .................       6         37,583,125          37,315,374          7.8       7.0
   Software and Services ................................       4         31,212,337          27,280,030          5.7       4.5
   Telecommunication Services ...........................       5         26,269,340          26,766,026          5.6       3.8
   Transportation .......................................       1          4,930,474           5,509,245          1.2        --
   Utilities ............................................       1          4,241,460           5,909,887          1.2       5.3
                                                               --       ------------        ------------        -----     -----
                                                               66        413,429,685         471,197,923         98.6      95.7
SHORT-TERM HOLDING AND
  OTHER ASSETS LESS LIABILITIES .........................       1          6,928,176           6,928,176          1.4       4.3
                                                               --       ------------        ------------        -----     -----
NET ASSETS                                                     67       $420,357,861        $478,126,099        100.0     100.0
                                                               ==       ============        ============        =====     =====


LARGEST INDUSTRIES
DECEMBER 31, 2001

[Table below represents bar chart in the printed piece]

                                               SEMICONDUCTORS
                                                EQUIPMENT AND
 FINANCIALS      HEALTH CARE    RETAILING          PRODUCTS        CAPITAL GOODS
 ----------      -----------    ---------       -------------      -------------
$81,068,068      $66,293,041    $43,145,481      $37,315,374        $34,409,099

PORTFOLIO OVERVIEW


LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                    TEN LARGEST SALES
---------------------                    -----------------
Philip Morris Companies*                 Pitney Bowes**
News Corp. (ADRs)*                       Electronic Data Systems**
Sears, Roebuck*                          Adelphia Communications (Class A)**
Air Products & Chemicals*                St. Jude Medical
Weyerhaeuser*                            American Home Products**
Fannie Mae                               Verizon Communications
Sprint PCS Group*                        Cisco Systems**
Bowater*                                 Schlumberger**
Jabil Circuit                            International Business Machines
AMR*                                     Microsoft



Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------------------
 * Position added during the period.
** Position eliminated during the period.



LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 2001

SECURITY                      VALUE              SECURITY                             VALUE
-------                       -----              --------                             -----
Microsoft ...............  $18,773,354           Baxter International ..........   $14,329,936
General Electric ........   17,162,256           United Technologies ...........    14,289,693
Exxon Mobil .............   15,896,850           Citigroup .....................    13,920,668
Fannie Mae ..............   15,566,100           American International Group ..    12,521,380
St. Jude Medical ........   14,427,370           Pfizer ........................    12,453,125

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                      SHARES         VALUE
                                   -----------    ------------
COMMON STOCKS  98.6%

CAPITAL GOODS  7.2%

General Electric                      428,200     $ 17,162,256
Masco                                 120,700        2,957,150
United Technologies                   221,100       14,289,693
                                                  ------------
                                                    34,409,099
                                                  ------------
CHEMICALS  1.7%
Air Products & Chemicals              176,200        8,265,542
                                                  ------------
COMMUNICATIONS
   EQUIPMENT  1.3%
QUALCOMM*                             126,600        6,390,135
                                                  ------------
COMPUTERS AND
   PERIPHERALS  3.2%
Compaq Computer                       322,000        3,142,720
EMC*                                  236,000        3,171,840
International Business Machines        72,400        8,757,504
                                                  ------------
                                                    15,072,064
                                                  ------------
CONSUMER STAPLES  5.6%
Coca-Cola                              97,200        4,582,980
Kraft Foods (Class A)*                205,400        6,989,762
PepsiCo                               111,800        5,443,542
Philip Morris Companies               210,000        9,628,500
                                                  ------------
                                                    26,644,784
                                                  ------------
ELECTRONIC EQUIPMENT
   AND INSTRUMENTS  1.0%
Jabil Circuit*                        201,400        4,575,808
                                                  ------------
ENERGY  6.9%
Baker Hughes                           87,900        3,205,713
BP (ADRs) (United Kingdom)            123,050        5,723,056
ChevronTexaco                          33,900        3,037,779
Exxon Mobil                           404,500       15,896,850
Royal Dutch Petroleum
  (NY shares) (Netherlands)           105,450        5,169,159
                                                  ------------
                                                    33,032,557
                                                  ------------
FINANCIALS  17.0%
American International Group          157,700       12,521,380
Bank of America                        62,000        3,902,900
Bank of New York                      225,750        9,210,600
Chubb                                 149,700       10,329,300
Citigroup                             275,766       13,920,668
Fannie Mae                            195,800       15,566,100
Merrill Lynch                          92,800        4,836,736
Principal Financial Group (The)*       70,800        1,699,200
XL Capital (Class A) (Bermuda)         99,400        9,081,184
                                                  ------------
                                                    81,068,068
                                                  ------------
HEALTH CARE  13.9%
Abbott Laboratories                   149,100        8,312,325
Baxter International                  267,200       14,329,936
Bristol-Myers Squibb                   92,200        4,702,200
Genentech*                             57,300        3,108,525
Johnson & Johnson                     151,600        8,959,560
Pfizer                                312,500       12,453,125
St. Jude Medical*                     185,800       14,427,370
                                                  ------------
                                                    66,293,041
                                                  ------------
HOTELS, RESTAURANTS
   AND LEISURE  0.9%
Starwood Hotels &
  Resorts Worldwide                   145,500        4,343,175
                                                  ------------
MEDIA  6.7%
AOL Time Warner*                      177,700        5,704,170
Clear Channel Communications*          60,500        3,080,055
Comcast (Class A)*                    203,800        7,337,819
Interpublic Group of Companies         93,700        2,767,898
News Corp. (ADRs) (Australia)         307,600        9,784,756
Viacom (Class B)*                      80,100        3,536,415
                                                  ------------
                                                    32,211,113
                                                  ------------

PAPER AND FOREST
   PRODUCTS  2.7%
Bowater                               107,100        5,108,670
Weyerhaeuser                          145,300        7,857,824
                                                  ------------
                                                    12,966,494
                                                  ------------
RETAILING  9.0%
Costco Wholesale*                     138,000        6,125,820
Home Depot (The)                      114,450        5,838,095
Limited (The)                         318,500        4,688,320
May Department Stores                 149,900        5,543,302
Sears, Roebuck                        196,400        9,356,496
Wal-Mart Stores                       201,450       11,593,448
                                                  ------------
                                                    43,145,481
                                                  ------------
SEMICONDUCTOR EQUIPMENT
   AND PRODUCTS  7.8%
Agere Systems (Class A)*              953,300        5,424,277
Analog Devices*                       166,000        7,368,740
Intel                                 339,200       10,666,144
Micron Technology*                     96,300        2,985,300
Novellus Systems*                     112,700        4,448,833
Xilinx*                               164,500        6,422,080
                                                  ------------
                                                    37,315,374
                                                  ------------
SOFTWARE AND
   SERVICES  5.7%
Citrix Systems*                       125,250        2,838,791
Microsoft*                            283,350       18,773,354
Oracle*                               213,600        2,950,884
Veritas Software*                      60,600        2,717,001
                                                  ------------
                                                    27,280,030
                                                  ------------
----------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001
                                      SHARES         VALUE
                                   -----------    ------------

TELECOMMUNICATION
   SERVICES  5.6%
AT&T                                  221,100      $ 4,010,754
SBC Communications                    253,820        9,942,129
Sprint FON Group                      150,700        3,026,056
Sprint PCS Group*                     214,100        5,226,181
Verizon Communications                 96,100        4,560,906
                                                   -----------
                                                    26,766,026
                                                   -----------
TRANSPORTATION  1.2%
AMR                                   248,500        5,509,245
                                                   -----------
UTILITIES  1.2%
El Paso                               132,479        5,909,887
                                                   -----------
TOTAL COMMON STOCKS
  (Cost $413,429,685)                              471,197,923
REPURCHASE AGREEMENTS  1.2%
  (Cost $5,900,000)                                  5,900,000
                                                  ------------
TOTAL INVESTMENTS  99.8%
  (Cost $419,329,685)                              477,097,923
OTHER ASSETS
  LESS LIABILITIES  0.2%                             1,028,176
                                                  ------------
NET ASSETS  100.0%                                $478,126,099
                                                  ============


-----------------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS:
Investments, at value:
  Common stocks (cost $413,429,685) .............................           $471,197,923
  Repurchase agreements (cost $5,900,000) .......................              5,900,000      477,097,923
                                                                            ------------
Cash ....................................................................................         368,945
Receivable for securities sold ..........................................................       3,368,564
Receivable for dividends and interest ...................................................         505,343
Receivable for Capital Stock sold .......................................................         435,423
Investment in, and expenses prepaid to, shareholder service agent .......................         139,256
Other ...................................................................................          15,279
                                                                                             ------------
TOTAL ASSETS ............................................................................     481,930,733
                                                                                             ------------
LIABILITIES:
Payable for securities purchased ........................................................       2,011,273
Payable for Capital Stock repurchased ...................................................         882,235
Management fee payable ..................................................................         265,551
Accrued expenses and other ..............................................................         645,575
                                                                                             ------------
TOTAL LIABILITIES .......................................................................       3,804,634
                                                                                             ------------
NET ASSETS ..............................................................................    $478,126,099
                                                                                             ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.50 par value; 500,000,000 shares authorized;
  41,453,564 shares outstanding):
  Class A ...............................................................................    $ 17,740,273
  Class B ...............................................................................       1,115,537
  Class C ...............................................................................         462,515
  Class D ...............................................................................       1,407,541
  Class I ...............................................................................             916
Additional paid-in capital ..............................................................     436,568,800
Undistributed net investment income .....................................................         134,791
Accumulated net realized loss ...........................................................     (37,072,512)
Net unrealized appreciation of investments ..............................................      57,768,238
                                                                                             ------------
NET ASSETS ..............................................................................    $478,126,099
                                                                                             ============
NET ASSET VALUE PER SHARE:
CLASS A ($409,769,473 / 35,480,546 shares) ..............................................          $11.55
                                                                                                   ======
CLASS B ($25,513,443 / 2,231,073 shares) ................................................          $11.44
                                                                                                   ======
CLASS C ($10,591,669 / 925,031 shares) ..................................................          $11.45
                                                                                                   ======
CLASS D ($32,230,348 / 2,815,081 shares) ................................................          $11.45
                                                                                                   ======
CLASS I ($21,166 / 1,833 shares) ........................................................          $11.55
                                                                                                   ======


------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $39,700) ......      $   8,128,764
Interest ..................................................          1,050,217
                                                                 -------------
TOTAL INVESTMENT INCOME .......................................................      $  9,178,981

EXPENSES:

Management fee ............................................          3,474,599
Distribution and service fees .............................          1,864,599
Shareholder account services ..............................          1,162,348
Custody and related services ..............................             96,591
Shareholder reports and communications ....................             85,202
Registration ..............................................             80,677
Auditing and legal fees ...................................             70,558
Directors' fees and expenses ..............................             15,638
Miscellaneous .............................................             17,936
                                                                 -------------
TOTAL EXPENSES ................................................................         6,868,148
                                                                                      -----------
NET INVESTMENT INCOME .........................................................         2,310,833

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on investments ..........................        (34,865,643)
Net change in unrealized appreciation of investments ......        (48,863,446)
                                                                 -------------
NET LOSS ON INVESTMENTS .......................................................       (83,729,089)
                                                                                     ------------
DECREASE IN NET ASSETS FROM OPERATIONS ........................................      $(81,418,256)
                                                                                     ============

---------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                               2001            2000
                                                          -------------    -------------

OPERATIONS:
Net investment income .................................    $  2,310,833    $   3,016,297
Net realized loss on investments ......................     (34,865,643)        (251,444)
Net change in unrealized appreciation of investments ..     (48,863,446)     (67,680,540)
                                                           ------------     ------------
DECREASE IN NET ASSETS FROM OPERATIONS ................     (81,418,256)     (64,915,687)
                                                           ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ............................................      (2,197,398)      (3,016,941)
Net realized short-term gain on investments:*
   Class A ............................................              --       (1,418,303)
   Class B ............................................              --          (77,297)
   Class C ............................................              --          (15,063)
   Class D ............................................              --         (123,707)
Net realized long-term gain on investments:
   Class A ............................................              --       (5,975,439)
   Class B ............................................              --         (325,707)
   Class C ............................................              --          (63,446)
   Class D ............................................              --         (521,259)
                                                           ------------     ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .............      (2,197,398)     (11,537,162)
                                                           ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .....................      20,549,206       22,449,861
Investment of dividends ...............................       1,241,008        1,682,455
Exchanged from associated Funds .......................      37,150,873       85,601,972
Value of shares issued in payment of gain distributions              --        5,949,665
                                                           ------------     ------------
Total .................................................      58,941,087      115,683,953
                                                           ------------     ------------
Cost of shares repurchased ............................     (89,277,568)    (104,174,654)
Exchanged into associated Funds .......................     (44,521,754)    (102,629,317)
                                                           ------------     ------------
Total .................................................    (133,799,322)    (206,803,971)
                                                           ------------     ------------
DECREASE IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS ....................     (74,858,235)     (91,120,018)
                                                           ------------     ------------
DECREASE IN NET ASSETS ................................    (158,473,889)    (167,572,867)
NET ASSETS:
Beginning of year .....................................     636,599,988      804,172,855
                                                           ------------     ------------
END OF YEAR (including undistributed net investment
   income of $134,791 and $21,356, respectively) ......    $478,126,099     $636,599,988
                                                           ============     ============

--------------
*For tax purposes, these distributions are considered ordinary income. See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Common Stock Fund, Inc. (the "Fund") offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in common stocks and convertible issues are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex- dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

D. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of December 31, 2001, matured pursuant to its terms.

E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2001, distribution and service fees were class-specific expenses. Effective November 30, 2001, shareholder account services and registration expenses are also considered class-specific expenses.

F. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

NOTES TO FINANCIAL STATEMENTS

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding U.S. Government obligations and short-term investments, for the year ended December 31, 2001, amounted to $540,177,408 and $594,169,728, respectively.

   At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $79,562,563 and $21,794,325, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets, 0.60% per annum of the next $1 billion of the Fund's average daily net assets, and 0.55% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $14,288, from sales of Class A shares. Commissions of $106,330 and $20,730 were paid to dealers from sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2001, fees incurred under the Plan aggregated $1,128,400 or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $271,425, $99,990, and $364,784, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2001, such charges amounted to $26,843.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2001, amounted to $4,403.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2001, Seligman Services, Inc. received commissions of $8,677 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $232,373, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,162,348 for shareholder account services in accordance with a methodology approved by the Fund's directors. Class I shares receive more limited shareholder services than the Fund's other classes of shares (the "Retail Classes"). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

   Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in

NOTES TO FINANCIAL STATEMENTS

proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

   The Fund's investment in Seligman Data Corp. is recorded at a cost of $22,506.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have the deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2001, of $107,558 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2001, the Fund did not borrow from the credit facility.

6. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $0.50 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                                   CLASS A
                       --------------------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                       ----------------------------      ----------------------------
                                  2001                              2000
                       ----------------------------      ----------------------------
                          SHARES          AMOUNT            SHARES          AMOUNT
                       -----------    -------------      -----------    -------------
Net proceeds from
  sales of shares        1,180,349    $  14,212,236          778,785    $  11,093,330
Investment of
  dividends                111,940        1,241,008          117,297        1,682,455
Exchanged from
  associated Funds       2,293,295       28,251,001        4,799,995       67,508,960
Shares issued in
  payment of gain
  distributions                 --               --          349,605        5,062,314
                       -----------    -------------      -----------    -------------
Total                    3,585,584       43,704,245        6,045,682       85,347,059
                       -----------    -------------      -----------    -------------
Cost of shares
  repurchased           (6,074,219)     (74,387,334)      (5,482,312)     (78,571,381)
Exchanged into
  associated Funds      (3,099,868)     (38,014,254)      (5,380,479)     (75,586,485)
                       -----------    -------------      -----------    -------------
Total                   (9,174,087)    (112,401,588)     (10,862,791)    (154,157,866)
                       -----------    -------------      -----------    -------------
Decrease                (5,588,503)   $ (68,697,343)      (4,817,109)   $ (68,810,807)
                       ===========    =============      ===========    =============

                                                   CLASS B
                         ------------------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                         ------------------------------------------------------------
                                  2001                              2000
                       ----------------------------      ----------------------------
                           SHARES         AMOUNT           SHARES           AMOUNT
                         ---------      -----------      -----------     ------------
Net proceeds from
  sales of shares          175,040      $ 2,126,271          244,014     $  3,457,252
Exchanged from
  associated Funds         354,514        4,185,794          719,507       10,031,783
Shares issued in
  payment of gain
  distributions                 --               --           20,967          302,075
                         ---------    -------------      -----------     ------------
Total                      529,554        6,312,065          984,488       13,791,110
                         ---------    -------------      -----------     ------------
Cost of shares
  repurchased             (411,249)      (4,869,733)        (494,424)      (7,027,565)
Exchanged into
  associated Funds        (232,513)      (2,754,575)        (967,301)     (13,576,988)
                         ---------      -----------      -----------     ------------
Total                     (643,762)      (7,624,308)      (1,461,725)     (20,604,553)
                         ---------      -----------      -----------     ------------
Decrease                  (114,208)     $(1,312,243)        (477,237)    $ (6,813,443)
                         =========      ===========      ===========     ============

                                                   CLASS C
                         ------------------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                         ------------------------------------------------------------
                                  2001                              2000
                       ----------------------------      ----------------------------
                          SHARES          AMOUNT           SHARES           AMOUNT
                         ---------      -----------      -----------      -----------
Net proceeds from
  sales of shares          181,334       $2,249,690         396,773        $5,682,342
Exchanged from
  associated Funds          250,157       2,779,671          308,537        4,235,961
Shares issued in
  payment of gain
  distributions                 --               --            5,009           72,236
                         ---------      -----------      -----------      -----------
Total                      431,491        5,029,361          710,319        9,990,539
                         ---------      -----------      -----------      -----------
Cost of shares
  repurchased             (160,106)      (1,911,769)         (80,670)      (1,156,802)
Exchanged into
  associated Funds       (126,425)       (1,561,996)        (146,755)      (2,027,335)
                         ---------      -----------      -----------      -----------
Total                     (286,531)      (3,473,765)        (227,425)      (3,184,137)
                         ---------      -----------      -----------      -----------
Increase                   144,960      $ 1,555,596          482,894      $ 6,806,402
                         =========      ===========      ===========      ===========

NOTES TO FINANCIAL STATEMENTS

                                                   CLASS D
                         ------------------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                         ---------------------------     ----------------------------
                                  2001                              2000
                         ---------------------------     ----------------------------
                          SHARES           AMOUNT          SHARES           AMOUNT
                         ---------      ------------     -----------      -----------
Net proceeds from
  sales of shares          159,897      $  1,939,880         154,889     $  2,216,937
Exchanged from
  associated Funds         169,823         1,934,407         272,111        3,825,268
Shares issued in
  payment of gain
  distributions                 --                --          35,578          513,040
                         ---------      ------------     -----------     ------------
Total                      329,720         3,874,287         462,578        6,555,245
                         ---------      ------------     -----------     ------------
Cost of shares
  repurchased             (671,242)       (8,108,732)     (1,222,882)     (17,418,906)
Exchanged into
  associated Funds        (182,696)       (2,190,929)       (806,830)     (11,438,509)
                         ---------      ------------     -----------     ------------
Total                     (853,938)      (10,299,661)     (2,029,712)     (28,857,415)
                         ---------      ------------     -----------     ------------
Decrease                  (524,218)     $ (6,425,374)     (1,567,134)    $(22,302,170)
                         =========      ============     ===========     ============

                                   CLASS I
                           -------------------------
                              NOVEMBER 30, 2001*
                                      TO
                               DECEMBER 31, 2001
                           -------------------------
                            SHARES           AMOUNT
                           -------          --------
Net proceeds from
  sales of shares            1,833          $ 21,129
                           -------          --------
Increase                     1,833          $ 21,129
                           =======          ========


----------------
* Commencement of offering of shares.

7. CAPITAL LOSS CARRYFORWARD AND OTHER TAX ADJUSTMENTS -- At December 31, 2001, the Fund had a capital loss carryforward for federal tax purposes of $36,553,876 which is available for offset against future taxable net capital gains, expiring in 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

   In addition, the Fund has elected to defer to January 1, 2002, the recognition for tax purposes of net losses of $417,268 realized on sales of investments after October 31, 2001. These losses will be available to offset future taxable net gains.

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

                                                                                CLASS A
                                                          ----------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------
                                                            2001      2000       1999        1998        1997
                                                          ------     ------     ------      ------      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ...................    $13.41     $14.93     $15.77      $15.92      $14.89
                                                          ------     ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ................................      0.06       0.08       0.23        0.28        0.30
Net realized and unrealized gain (loss)
on investments .......................................     (1.86)     (1.36)      0.39        2.32        3.18
Net realized and unrealized loss
from foreign currency transactions ...................        --         --         --          --       (0.07)
                                                          ------     ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS .....................     (1.80)     (1.28)      0.62        2.60        3.41
                                                          ------     ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income .................     (0.06)     (0.07)     (0.23)      (0.28)      (0.32)
Distributions from net realized capital gains ........        --      (0.17)     (1.23)      (2.47)      (2.06)
                                                          ------     ------     ------      ------      ------
TOTAL DISTRIBUTIONS ..................................     (0.06)     (0.24)     (1.46)      (2.75)      (2.38)
                                                          ------     ------     ------      ------      ------
NET ASSET VALUE, END OF YEAR .........................    $11.55     $13.41     $14.93      $15.77      $15.92
                                                          ======     ======     ======      ======      ======
TOTAL RETURN:                                             (13.40)%    (8.67)%     3.82%      17.40%      23.58%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000s omitted) ...............  $409,769   $550,547   $684,874    $760,176    $734,635
Ratio of expenses to average net assets ..............      1.18%      1.12%      1.13%       1.11%       1.13%
Ratio of net investment income to
  average net assets .................................      0.54%      0.52%      1.49%       1.73%       1.83%
Portfolio turnover rate ..............................    105.62%     61.27%     70.72%      93.67%     106.02%

----------
See footnotes on page 18.

FINANCIAL HIGHLIGHTS

                                                                     CLASS B                                     CLASS C
                                              ----------------------------------------------------    ---------------------------
                                                                                                         YEAR ENDED
                                                             YEAR ENDED DECEMBER 31,                    DECEMBER 31,    5/27/99*
                                              ----------------------------------------------------    ----------------     TO
                                                2001      2000       1999        1998        1997      2001      2000   12/31/99
                                               ------    ------     ------      ------      ------    ------    ------  ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......   $13.30     $14.85      $15.71     $15.88      $14.87     $13.32   $14.87    $16.06
                                              ------     ------      ------     ------      ------     ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..............    (0.03)     (0.04)       0.11       0.16        0.17      (0.03)   (0.04)    (0.01)
Net realized and unrealized gain (loss)
  on investments ..........................    (1.83)     (1.34)       0.38       2.31        3.17      (1.84)   (1.34)    (0.07)
Net realized and unrealized loss
  from foreign currency transactions ......       --         --          --         --       (0.07)        --       --        --
                                              ------     ------      ------     ------      ------     ------   ------    ------
TOTAL FROM INVESTMENT OPERATIONS ..........    (1.86)     (1.38)       0.49       2.47        3.27      (1.87)   (1.38)    (0.08)
                                              ------     ------      ------     ------      ------     ------   ------    ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......       --         --       (0.12)     (0.17)      (0.20)        --       --     (0.08)
Distributions from net realized
  capital gains ...........................       --      (0.17)      (1.23)     (2.47)      (2.06)        --    (0.17)    (1.03)
                                              ------     ------      ------     ------      ------     ------   ------    ------
TOTAL DISTRIBUTIONS .......................       --      (0.17)      (1.35)     (2.64)      (2.26)        --    (0.17)    (1.11)
                                              ------     ------      ------     ------      ------     ------   ------    ------
NET ASSET VALUE, END OF PERIOD ............   $11.44     $13.30      $14.85     $15.71      $15.88     $11.45   $13.32    $14.87
                                              ======     ======      ======     ======      ======     ======   ======    ======
TOTAL RETURN:                                 (13.98)%    (9.37)%      2.97%     16.48%      22.59%    (14.04)%  (9.36)%    0.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..    $25,513    $31,196    $41,928    $35,073     $19,568     $10,592  $10,388   $4,420
Ratio of expenses to average net assets ...      1.93%      1.87%      1.89%      1.87%       1.89%       1.93%    1.87%    1.91%+
Ratio of net investment income (loss)
  to average net assets ...................     (0.21)%   (0.23)%      0.73%      0.97%       1.07%     (0.21)%  (0.23)%  (0.08)%+
Portfolio turnover rate ...................     105.62%    61.27%     70.72%     93.67%     106.02%     105.62%   61.27%   70.72%**

                                                                     CLASS D                          CLASS I
                                              ----------------------------------------------------  ------------
                                                                                                    11/30/01* TO
                                                             YEAR ENDED DECEMBER 31,                  12/31/01
                                              ----------------------------------------------------  ------------
                                                2001      2000       1999        1998        1997       2001
                                               ------    ------     ------      ------      ------     ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......   $13.32     $14.87      $15.73     $15.89      $14.87      $11.55
                                              ------     ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..............    (0.03)     (0.04)       0.11       0.16        0.17        0.00
Net realized and unrealized gain
  on investments ..........................    (1.84)     (1.34)       0.38       2.32        3.18        0.02
Net realized and unrealized loss
  from foreign currency transactions ......       --         --          --         --       (0.07)         --
                                              ------     ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ..........    (1.87)     (1.38)       0.49       2.48        3.28        0.02
                                              ------     ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......       --         --       (0.12)     (0.17)      (0.20)      (0.02)
Distributions from net realized
  capital gains ...........................       --      (0.17)      (1.23)     (2.47)      (2.06)         --
                                              ------     ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS .......................       --      (0.17)      (1.35)     (2.64)      (2.26)      (0.02)
                                              ------     ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ............   $11.45     $13.32      $14.87     $15.73      $15.89      $11.55
                                              ======     ======      ======     ======      ======      ======
TOTAL RETURN:                                 (14.04)%    (9.36)%      2.97%     16.55%      22.66%       0.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..    $32,230    $44,469    $72,950    $85,608     $80,896         $21
Ratio of expenses to average net assets ...      1.93%      1.87%      1.89%      1.87%       1.89%       0.78%+(o)
Ratio of net investment income (loss) to
  average net assets ......................    (0.21)%    (0.23)%      0.73%      0.97%       1.07%       0.83%+(o)
Portfolio turnover rate ...................    105.62%     61.27%     70.72%     93.67%     106.02%     105.62%++

----------
 *  Commencement of offering of shares.
**  For the year ended December 31, 1999.
 +  Annualized.
++  For the year ended December 31, 2001.
(o) The Manager, at its discretion, reimbursed certain expenses of Class I shares. Without such reimbursement, the annualized ratios of expenses and net investment income to average net assets would have been 1.37% and 0.24%, respectively.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMON STOCK FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Common Stock Fund, Inc., including the portfolio of investments, as of December 31, 2001, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2002

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS

(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN COMMON STOCK FUND IS SET FORTH BELOW.

INDEPENDENT DIRECTORS

                                                                                                            OTHER
                                                                                                            DIRECTORSHIPS
                                                                                            NUMBER OF       HELD BY
                          TERM OF                                                           PORTFOLIOS IN   DIRECTOR NOT
                          OFFICE AND                                                        FUND            DISCLOSED
NAME, (AGE),              LENGTH OF                                                         COMPLEX         UNDER
POSITION(S) HELD          TIME            PRINCIPAL OCCUPATION(S) DURING                    OVERSEEN BY     PRINCIPAL
WITH FUND(o)              SERVED#         PAST FIVE YEARS AND OTHER INFORMATION             DIRECTOR        OCCUPATIONS
-------------------------------------------------------------------------------------------------------------------------------
JOHN R.                   1995 to Date    Dean Emeritus, Fletcher School of Law             61              None
GALVIN (72)(2,4)                          and Diplomacy at Tufts University;
Director                                  Director or Trustee, the Seligman
                                          Group of investment companies+;
                                          Chairman Emeritus, American Council on
                                          Germany; Governor of the Center for
                                          Creative Leadership; Director,
                                          Raytheon Co., defense and commercial
                                          electronics; National Defense
                                          University; and the Institute for
                                          Defense Analyses. Formerly, Director,
                                          USLIFE Corporation, life insurance;
                                          Ambassador, U.S. State Department for
                                          negotiations in Bosnia; Distinguished
                                          Policy Analyst at Ohio State
                                          University and Olin Distinguished
                                          Professor of National Security Studies
                                          at the United States Military Academy.
                                          From June 1987 to June 1992, he was
                                          the Supreme Allied Commander, Europe
                                          and the Commander-in-Chief, United
                                          States European Command.
-------------------------------------------------------------------------------------------------------------------------------
ALICE S.                  1991 to Date    President Emeritus, Sarah Lawrence                61              None
ILCHMAN (66)(3,4)                         College; Director or Trustee, the
Director                                  Seligman Group of investment
                                          companies+; Trustee, the Committee for
                                          Economic Development; Chairman, The
                                          Rockefeller Foundation, charitable
                                          foundation; and Director, Public
                                          Broadcasting Service (PBS). Formerly,
                                          Trustee, The Markle Foundation,
                                          philanthropic organization; and
                                          Director, New York Telephone Company;
                                          and International Research and
                                          Exchange Board, intellectual
                                          exchanges.
-------------------------------------------------------------------------------------------------------------------------------
FRANK A.                  1995 to Date    Retired Chairman of the Board and                 61              None
MCPHERSON (68)(3,4)                       Chief Executive Officer of Kerr-McGee
Director                                  Corporation, diversified energy
                                          company; Director or Trustee, the
                                          Seligman Group of investment
                                          companies+; Director, Kimberly-Clark
                                          Corporation, consumer products; Conoco
                                          Inc., oil exploration and production;
                                          Bank of Oklahoma Holding Company;
                                          Baptist Medical Center; Oklahoma
                                          Chapter of the Nature Conservancy;
                                          Oklahoma Medical Research Foundation;
                                          National Boys and Girls Clubs of
                                          America; and Oklahoma Foundation for
                                          Excellence in Education. Formerly,
                                          Chairman, Oklahoma City Public Schools
                                          Foundation; and Director, Federal
                                          Reserve System's Kansas City Reserve
                                          Bank, the Oklahoma City Chamber of
                                          Commerce, and Member of the Business
                                          Roundtable.
-------------------------------------------------------------------------------------------------------------------------------
JOHN E.                   1970 to Date    Retired Chairman and Senior Partner,              61              None
MEROW (72)(2,4)                           Sullivan & Cromwell, law firm;
Director                                  Director or Trustee, the Seligman
                                          Group of investment companies+;
                                          Director, Commonwealth Industries,
                                          Inc., manufacturers of aluminum sheet
                                          products; the Foreign Policy
                                          Association; Municipal Art Society of
                                          New York; the U.S. Council for
                                          International Business; and Vice
                                          Chairman, New York-Presbyterian
                                          Healthcare System, Inc.; Life Trustee,
                                          New York-Presbyterian Hospital; and
                                          Member of the American Law Institute
                                          and Council on Foreign Relations.
-------------------------------------------------------------------------------------------------------------------------------
BETSY S.                  1984 to Date    Attorney; Director or Trustee, the                61              None
MICHEL (59)(2,4)                          Seligman Group of investment
Director                                  companies+; Trustee, The Geraldine R.
                                          Dodge Foundation, charitable
                                          foundation; and World Learning, Inc.
                                          Formerly, Chairman of the Board of
                                          Trustees of St. George's School
                                          (Newport, RI); and Director, the
                                          National Association of Independent
                                          Schools (Washington, DC).
-------------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 23.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN COMMON STOCK FUND IS SET FORTH BELOW.

INDEPENDENT DIRECTORS (CONTINUED)

                                                                                                            OTHER
                                                                                                            DIRECTORSHIPS
                                                                                            NUMBER OF       HELD BY
                          TERM OF                                                           PORTFOLIOS IN   DIRECTOR NOT
                          OFFICE AND                                                        FUND            DISCLOSED
NAME, (AGE),              LENGTH OF                                                         COMPLEX         UNDER
POSITION(S) HELD          TIME            PRINCIPAL OCCUPATION(S) DURING                    OVERSEEN BY     PRINCIPAL
WITH FUND(o)              SERVED#         PAST FIVE YEARS AND OTHER INFORMATION             DIRECTOR        OCCUPATIONS
-------------------------------------------------------------------------------------------------------------------------------
JAMES C.                  1971 to Date    Retired Partner, Pitney, Hardin, Kipp             61              None
PITNEY (75)(3,4)                          & Szuch, law firm; Director or
Director                                  Trustee, the Seligman Group of
                                          investment companies+. Formerly,
                                          Director, Public Service Enterprise
                                          Group, public utility.
-------------------------------------------------------------------------------------------------------------------------------
LEROY C.                  2000 to Date    Chairman and Chief Executive Officer,             61              None
RICHIE (60)(2,4)                          Q Standards Worldwide, Inc., library
Director                                  of technical standards; Director or
                                          Trustee, the Seligman Group of
                                          investment companies (except Seligman
                                          Cash Management Fund, Inc.)+;
                                          Director, Kerr-McGee Corporation,
                                          diversified energy company; and
                                          Infinity, Inc., oil and gas services
                                          and exploration; Chairman, Highland
                                          Park Michigan Economic Development
                                          Corp. Trustee, New York University Law
                                          Center Foundation and Vice Chairman,
                                          Detroit Medical Center. Formerly,
                                          Chairman and Chief Executive Officer,
                                          Capital Coating Technologies, Inc.,
                                          applied coating technologies; Vice
                                          President and General Counsel,
                                          Automotive Legal Affairs, Chrysler
                                          Corporation.
-------------------------------------------------------------------------------------------------------------------------------
JAMES Q.                  1991 to Date    Director or Trustee, the Seligman                 61              None
RIORDAN (74)(3,4)                         Group of investment companies+;
Director                                  Director or Trustee, The Houston
                                          Exploration Company, oil exploration;
                                          The Brooklyn Museum, KeySpan
                                          Corporation, diversified energy and
                                          electric company; and the Committee
                                          for Economic Development. Formerly,
                                          Co-Chairman of the Policy Council of
                                          the Tax Foundation; Director, Tesoro
                                          Petroleum Companies, Inc. and Dow
                                          Jones & Company, Inc., a business and
                                          financial news company; Director and
                                          President, Bekaert Corporation,
                                          high-grade steel cord, wire and
                                          fencing products company; Vice
                                          Chairman, Exxon Mobil Corporation,
                                          petroleum and petrochemicals company;
                                          and Director, Public Broadcasting
                                          Service (PBS).
-------------------------------------------------------------------------------------------------------------------------------
ROBERT L.                 1980 to Date    Retired Vice President, Pfizer Inc.,              61              None
SHAFER (69)(3,4)                          pharmaceuticals; Director or Trustee,
Director                                  the Seligman Group of investment
                                          companies+. Formerly, Director, USLIFE
                                          Corporation, life insurance.
-------------------------------------------------------------------------------------------------------------------------------
JAMES N.                  1993 to Date    Retired Executive Vice President and              61              None
WHITSON (66)(2,4)                         Chief Operating Officer, Sammons
Director                                  Enterprises, Inc., a diversified
                                          holding company; Director or Trustee,
                                          the Seligman Group of investment
                                          companies+; Director, C-SPAN, cable
                                          television, and CommScope, Inc.,
                                          manufacturer of coaxial cables.
-------------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 23.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN COMMON STOCK FUND IS SET FORTH BELOW.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

                                                                                                            OTHER
                                                                                                            DIRECTORSHIPS
                                                                                            NUMBER OF       HELD BY
                          TERM OF                                                           PORTFOLIOS IN   DIRECTOR NOT
                          OFFICE AND                                                        FUND            DISCLOSED
NAME, (AGE),              LENGTH OF                                                         COMPLEX         UNDER
POSITION(S) HELD          TIME            PRINCIPAL OCCUPATION(S) DURING                    OVERSEEN BY     PRINCIPAL
WITH FUND(o)              SERVED#         PAST FIVE YEARS AND OTHER INFORMATION             DIRECTOR        OCCUPATIONS
-------------------------------------------------------------------------------------------------------------------------------
WILLIAM C.                1988 to Date    Chairman, J. & W. Seligman & Co.                  61              None
MORRIS (63)*(1)                           Incorporated, Chairman and Chief
Director, Chairman of                     Executive Officer of the Seligman
the Board and Chief                       Group of investment companies+;
Executive Officer                         Chairman, Seligman Advisors, Inc.,
                                          Seligman Services, Inc., and Carbo
                                          Ceramics Inc., ceramic proppants for
                                          oil and gas industry; and Director,
                                          Seligman Data Corp., Kerr-McGee
                                          Corporation, diversified energy
                                          company. Formerly, Director, Daniel
                                          Industries Inc., manufacturer of oil
                                          and gas metering equipment.
-------------------------------------------------------------------------------------------------------------------------------
BRIAN T. ZINO (49)*(1)    Dir: 1993       Director and President, J. & W.                   61              None
Director                   to Date        Seligman & Co. Incorporated; President
and President             Pres: 1995      of twenty-one investment companies in
                           to Date        the Seligman Group of investment
                                          companies and Director or Trustee of
                                          the Seligman Group of investment
                                          companies+, Seligman Advisors, Inc.,
                                          and Seligman Services, Inc.; Chairman,
                                          Seligman Data Corp.; Member of the
                                          Board of Governors of the Investment
                                          Company Institute; and Vice Chairman,
                                          ICI Mutual Insurance Company.
-------------------------------------------------------------------------------------------------------------------------------
BEN-AMI                   2001 to Date    Managing Director, J. & W. Seligman &             N/A             N/A
GRADWOHL (43)                             Co. Incorporated since January 2000;
Vice President and                        Vice President and Co-Portfolio
Co-Portfolio Manager                      Manager of Seligman Income Fund, Inc.,
                                          Seligman Tax-Aware Fund, Inc., and
                                          Tri-Continental Corporation; Vice
                                          President of Seligman Portfolios, Inc.
                                          and Co-Portfolio Manager of its Common
                                          Stock Portfolio and Income Portfolio.
                                          Formerly, Portfolio Manager,
                                          Nicholas-Applegate Capital Management
                                          from 1996 to 1999; and VicePresident,
                                          Research and Quantitative Analysis,
                                          Leland O'Brien Rubinstein Associates,
                                          Inc. from 1994 to 1996.
-------------------------------------------------------------------------------------------------------------------------------
DAVID GUY (43)            2001 to Date    Managing Director, J. & W. Seligman &             N/A             N/A
Vice President and                        Co. Incorporated since January 2000;
Co-Portfolio Manager                      Vice President and Co-Portfolio
                                          Manager of Seligman Income Fund, Inc.,
                                          Seligman Tax-Aware Fund, Inc., and
                                          Tri-Continental Corporation; Vice
                                          President of Seligman Portfolios, Inc.
                                          and Co-Portfolio Manager of its Common
                                          Stock Portfolio and Income Portfolio.
                                          Formerly, Portfolio Manager,
                                          Systematic Investment Group,
                                          Nicholas-Appelgate Capital Management
                                          from 1997 to 1999; and Vice President,
                                          Equity Derivatives Analysis Group,
                                          Salomon Brothers, Inc. from 1992 to
                                          1996.
-------------------------------------------------------------------------------------------------------------------------------
THOMAS G.                 2000 to Date    Senior Vice President, Finance, J. &              N/A             N/A
ROSE (44)                                 W. Seligman & Co. Incorporated,
Vice President                            Seligman Advisors, Inc., and Seligman
                                          Data Corp.; Vice President, the
                                          Seligman Group of investment
                                          companies+, Seligman Services, Inc.
                                          and Seligman International, Inc.
                                          Formerly, Treasurer, the Seligman
                                          Group of investment companies and
                                          Seligman Data Corp.
-------------------------------------------------------------------------------------------------------------------------------
LAWRENCE P.               VP: 1992        Senior Vice President and Treasurer,              N/A             N/A
VOGEL (45)                 to Date        Investment Companies, J. & W. Seligman
Vice President and        Treas: 2000     & Co. Incorporated; Vice President and
Treasurer                  to Date        Treasurer, the Seligman Group of
                                          investment companies+; Treasurer,
                                          Seligman Data Corp. Formerly, Senior
                                          Vice President, Finance, J. & W.
                                          Seligman & Co. Incorporated, Seligman
                                          Advisors, Inc. and Seligman Data
                                          Corp.; Vice President, Seligman
                                          Services, Inc. and Treasurer, Seligman
                                          International, Inc. and Seligman
                                          Henderson Co.
-------------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 23.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN COMMON STOCK FUND IS SET FORTH BELOW.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS (CONTINUED)

                                                                                                            OTHER
                                                                                                            DIRECTORSHIPS
                                                                                            NUMBER OF       HELD BY
                          TERM OF                                                           PORTFOLIOS IN   DIRECTOR NOT
                          OFFICE AND                                                        FUND            DISCLOSED
NAME, (AGE),              LENGTH OF                                                         COMPLEX         UNDER
POSITION(S) HELD          TIME            PRINCIPAL OCCUPATION(S) DURING                    OVERSEEN BY     PRINCIPAL
WITH FUND(o)              SERVED#         PAST FIVE YEARS AND OTHER INFORMATION             DIRECTOR        OCCUPATIONS
-------------------------------------------------------------------------------------------------------------------------------
FRANK J. NASTA (37)       1994 to Date    General Counsel, Senior Vice                      N/A             N/A
Secretary                                 President, Law and Regulation and
                                          Corporate Secretary, J. & W. Seligman
                                          & Co. Incorporated; Secretary, the
                                          Seligman Group of investment
                                          companies+, Seligman Advisors, Inc.,
                                          Seligman Services, Inc., Seligman
                                          International, Inc. and Seligman Data
                                          Corp. Formerly, Corporate Secretary,
                                          Seligman Henderson Co.
-------------------------------------------------------------------------------------------------------------------------------

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. YOU MAY CALL TOLL-FREE (800) 221-2450 IN THE US OR COLLECT (212) 682-7600 OUTSIDE THE US TO REQUEST A COPY OF THE SAI, TO REQUEST OTHER INFORMATION ABOUT THE FUND, OR TO MAKE SHAREHOLDER INQUIRIES.

----------

(o) The address for each of the directors and officers is 100 Park Avenue, New York, NY 10017, 8th Floor.

# Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

+ The Seligman Group of investment companies consists of twenty-three registered investment companies.

* Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK and the AICPA AUDIT AND ACCOUNTING GUIDE: AUDITS OF INVESTMENT COMPANIES dated May 1, 2001.

                             SELIGMAN ADVISORS, INC.

                                 AN AFFILIATE OF

                                     [LOGO]

                             J.& W. SELIGMAN & CO.,

                                  INCORPORATED

                                ESTABLISHED 1864

                       100 PARK AVENUE, NEW YORK, NY 10017

                                WWW.SELIGMAN.COM





THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN COMMON STOCK FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

EQCS2 12/01                                     [Logo] Printed on Recycled Paper